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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1 ):

Annual Report

March 31, 2015

Voya Money Market Fund

Classes A, B, C, I, L, O, and W

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestment.com

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. Rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

Voya Family of Funds

May 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended March 31, 2015

As our fiscal year started, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had just recovered from a 5% slump after ending 2013 at a record high. The Index progressed in fits and starts with some wide swings, to end up 13.98% for the fiscal year. (The Index returned 6.03% for the one year ended March 31, 2015, measured in U.S. dollars.)

A cold and snowy winter depressed hiring and other key statistics like durable goods orders and home sales early in 2014. But with the improvement in the season came a pick-up in U.S. economic data. Employment reports looked steadily better and the unemployment rate fell below 6%. The March bulletin marked the twelfth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled expansion at mostly healthy rates. While the housing market was cooling, the rate of increase in the S&P/Case-Shiller 20-City Composite Home Price Index seemed to be stabilizing in the mid-single digits. The most widely watched measures of consumer confidence touched multi-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but rebounded to 5.0% in the third, before pulling back to 2.2% in the fourth.

Yet concerns periodically surfaced about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish, near 2% annually. The U.S. Federal Reserve Board’s (“Fed’s”) monthly Treasury and mortgage-backed securities purchases ended as expected in October. But by then the Fed’s balance sheet had increased fivefold over six years to $4.5 trillion and the aftermath of any attempt to bring the total down was far from clear. In March, the Fed signaled that a rate rise was probably two or three meetings away, even as some measures like industrial production, retail sales and durable goods orders were starting to fade.

Outside of the U.S., growth in China decelerated to 7.4% in 2014, the slowest since 1990, which weighed on global commodity supplying countries. For this and other reasons, oil prices halved between June and December and floundered thereafter. Japan re-entered recession in the third quarter after an April rise in the consumption tax and the rebound, to growth of 1.5% annualized, was a disappointment. But it was predominantly the euro zone that seemed the most problematic. Growth was barely 1% in 2014. Unemployment seemed stuck above 11.0%, while deflation emerged in December. In Greece, a new government was elected with a mandate to ease the terms of its bailout and roll back reforms. At last in January the European Central Bank (“ECB”) announced quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would be made from March 2015 until September 2016.

Securities prices mirrored investors’ mood swings in the later months. The Index actually reached a new peak on September 19, but by October 16 fell 8%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 11% to March 20, before ending the fiscal year 1.7% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 21.40% over the fiscal year; the Barclays U.S. Treasury Bond sub-index just 5.36% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.72%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.81%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned only 2.00%, reflecting the significant representation of the ailing energy industry and perhaps a pull-back after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 12.73% in the fiscal year, completing nine consecutive winning quarters, the best run since 1998. The health care sector was the top performer, returning 26.19%; not surprisingly, the only loser was energy, which dropped 11.11% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time. Both retreated in the last quarter.

In currencies, the dollar gained ground against most other currencies, surging 28.31% against the euro, as the U.S. ended quantitative easing just as the ECB embarked on it and 16.37% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into stocks (including non-yen) for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 12.44%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index leaped 30.49% in the fiscal year, boosted in the case of Japan’s large exporters by the falling yen, by continued quantitative easing and by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 18.85%. The poor economic data were ultimately trumped by the prospect of quantitative easing, plus the declining euro that went with it. The MSCI UK® Index was much weaker, edging up 6.11%. Nearly half of this index is comprised of 15 names, mostly global banking, energy, pharmaceuticals and materials companies, not particularly representative of an improving economy, and which on average returned barely 1%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

Voya Money Market Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2015 (as a percentage of net assets)

Financial Company Commercial Paper	26.1%
Certificates of Deposit	17.7%
Other Note	13.5%
Government Agency Debt	12.3%
Treasury Debt	9.8%
Investment Companies	8.8%
Asset-Backed Commercial Paper	8.8%
Government Agency Repurchase Agreement	7.7%
Liabilities in Excess of Other Assets	(4.7)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.

Portfolio Specifics: We believe the major economic themes driving the markets during the one year reporting period ended March 31, 2015 were a continuing weak U.S. economic recovery, a weakening global economy, an improving U.S. labor market but with significant slack and underemployment remaining and inflation running below the U.S. Federal Reserve Board (“Fed”) long-term 2% target.

The Fed continued to taper quantitative easing measures during the second and third quarters of 2014. As expected, in October 2014 the Fed finished its monthly purchases of Treasury securities and mortgage-backed securities. That being said, the Fed continues to reinvest principal and coupon payments for the near-term. The Fed projected that the Federal Funds Rate would remain in the 0.00–0.25% range until sometime into the middle of 2015 or possibly into 2016. We believe that the exact timing depends on future economic data, as the Fed anticipates the need to keep up the economic stimulus and expect inflation to remain at or below its comfort range.

There was little change in economic conditions and the Fed position during the fourth quarter of 2014 and the first quarter of 2015. The Fed did make some small changes to their post-meeting statements that gave the indication to the market that the central bank could start to raise short-term rates as early as June 2015, but longer-term projections had less rate increases built in out to the end of 2017. Yields on money market securities remained range bound throughout the reporting period at the extreme low end of their historical trading levels, offering very little income potential for money market funds and investors.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion remain our primary objectives for Voya Money Market Fund. Maximizing the yield and return of the Fund remains a secondary objective in light of the current market conditions and risks and the low absolute level of rates. The Fund continues to waive fees in order to maintain a 0.00% net yield, as do most of our competitors due to the historically low level of rates on money market securities. The Fund followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure.

On average, the Fund maintained a neutral to a very slight extended weighted average maturity (“WAM”) during the period, which helped the Fund outperform its peers on a gross basis. Floating rate extendible securities purchased in previous periods added to performance as their stepped up coupons provided incremental yield. The Fund maintained excess daily and weekly liquidity, primarily repurchase agreements (“repo”), Treasury bills and agency discount notes, which hurt the Fund’s performance. Repo yields averaged approximately six basis points due to the limited supply and excess demand during the period and were constrained by the rate paid on the Fed’s reverse repo program.

Current Strategy & Outlook: We anticipate that the Fed will maintain its target for the Federal Funds rate in the 0.00–0.25% range until at least June 2015, but the first move could be delayed further if slow global growth continues to restrain domestic growth, inflation remains below the Fed’s target, or the improvement in labor conditions moderates. Money market rates are expected to remain in the very low trading range that we have experienced throughout the last year for the near term. However, longer-term money market rates should be expected to increase as we get closer to the start of the Fed tightening cycle.

Our current strategy for the Fund is to focus on maintaining a slightly shorter to neutral WAM posture with somewhat limited credit risk. However, as we move forward and closer to the Fed tightening we would expect to reduce our WAM further to prepare for the coming rising rates. In particular, we would expect to continue limiting our longer term purchases and marginally increasing our floating rate and very short-term holdings. We have already increased our floating rate exposure to over 20% and therefore have limited room to increase significantly due to the increase in the weighted average life WAL associated with floating rate notes.

The new money market reforms passed by the Securities and Exchange Commission on July 23, 2014 are not expected to impact our current investment strategy and portfolio structure in the near term as the new rules and requirements that impact investment practices do not get implemented until 2016.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

4

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio•	Expenses Paid During the Period Ended March 31, 2015*	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio•	Expenses Paid During the Period Ended March 31, 2015*
Class A	$1,000.00	$1,000.10	0.19%	$0.95	$1,000.00	$1,023.98	0.19%	$0.96
Class B	1,000.00	1,000.10	0.19	0.95	1,000.00	1,023.98	0.19	0.96
Class C	1,000.00	1,000.10	0.19	0.95	1,000.00	1,023.98	0.19	0.96
Class I	1,000.00	1,000.10	0.19	0.95	1,000.00	1,023.98	0.19	0.96
Class L	1,000.00	1,000.10	0.19	0.95	1,000.00	1,023.98	0.19	0.96
Class O	1,000.00	1,000.10	0.19	0.95	1,000.00	1,023.98	0.19	0.96
Class W	1,000.00	1,000.10	0.19	0.95	1,000.00	1,023.98	0.19	0.96

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

•	The annualized expense ratios reflect waivers of 0.49%, 1.49%, 1.49%, 0.49%, 0.49%, 0.74% and 0.49% of management, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero (Note 4).

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

Voya Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Voya Money Market Fund, a series of Voya Series Fund, Inc., as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Money Market Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

May 22, 2015

6

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2015

ASSETS:
Short-term investments at amortized cost	$259,302,322
Cash	1,902,719
Receivables:
Investment securities sold	1,899,177
Fund shares sold	167,398
Dividends	380
Interest	148,865
Foreign tax reclaims	175
Prepaid expenses	46,932
Other assets	42,875
Total assets	263,510,843
LIABILITIES:
Payable for investment securities purchased	12,614,289
Payable for fund shares redeemed	3,134,015
Payable for investment management fees	79,161
Payable for administrative fees	15,832
Payable for distribution and shareholder service fees	2,683
Payable for directors fees	3,628
Payable to directors under the deferred compensation plan (Note 5)	42,875
Other accrued expenses and liabilities	16,660
Total liabilities	15,909,143
NET ASSETS	$247,601,700
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$247,623,690
Distributions in excess of net investment income	(34,199)
Accumulated net realized gain	12,209
NET ASSETS	$247,601,700

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2015 (continued)

Class A
Net assets	$174,151,877
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	174,178,902
Net asset value and redemption price per share†	$1.00
Class B
Net assets	$604,236
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	604,321
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$2,525,934
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	2,526,531
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$59,514,060
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	59,522,733
Net asset value and redemption price per share	$1.00
Class L
Net assets	$2,464,189
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	2,464,547
Net asset value and redemption price per share	$1.00
Class O
Net assets	$8,301,509
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	8,302,574
Net asset value and redemption price per share	$1.00
Class W
Net assets	$39,895
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	39,918
Net asset value and redemption price per share	$1.00

† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS for the year ended March 31, 2015

INVESTMENT INCOME:
Dividends	$2,633
Interest, net of foreign taxes withheld*	442,956
Total investment income	445,589

EXPENSES:
Investment management fees	946,543
Distribution and shareholder service fees:
Class B	9,485
Class C	28,392
Class O	21,859
Transfer agent fees:
Class A	147,673
Class B	896
Class C	2,689
Class I	61,797
Class L	2,865
Class O	8,301
Class W	64
Administrative service fees	200,897
Shareholder reporting expense	33,812
Registration fees	94,129
Professional fees	48,090
Custody and accounting expense	43,270
Directors fees	8,103
Miscellaneous expense	16,213
Interest expense	259
Total expenses	1,675,337
Net waived and reimbursed fees	(1,229,748)
Net expenses	445,589
Net investment income	—

REALIZED GAIN:
Net realized gain	29,734
Increase in net assets resulting from operations	$29,734
* Foreign taxes withheld	$112

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS:
Net realized gain	$29,734	$39,169
Increase in net assets resulting from operations	29,734	39,169

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(21,250)	(38,951)
Class B	(108)	(330)
Class C	(372)	(765)
Class I	(8,111)	(16,173)
Class L	(349)	(849)
Class O	(1,018)	(2,368)
Class W	(6)	(17)
Total distributions	(31,214)	(59,453)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	551,897,734	547,859,921
Reinvestment of distributions	30,214	57,190
	551,927,948	547,917,111
Cost of shares redeemed	(537,683,475)	(579,396,660)
Net increase (decrease) in net assets resulting from capital share transactions	14,244,473	(31,479,549)
Net increase (decrease) in net assets	14,242,993	(31,499,833)

NET ASSETS:
Beginning of year or period	233,358,707	264,858,540
End of year or period	$247,601,700	$233,358,707
Distributions in excess of net investment income at end of year or period	$(34,199)	$(33,330)

See Accompanying Notes to Financial Statements

10

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment																		Ratios to average					Supplemental
		operations						Less Distributions												net assets					Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class A
03-31-15	1.00	(0.00	)*	0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.01		0.68	0.19	(4)	0.19	(0.00	)*	174,152	—
03-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(5)	0.20	0.00	*	149,106	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(6)	0.35	0.00	*	164,203	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(7)	0.28	0.00	*	166,570	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00	*	—		—		—	—		—	1.00	0.00	†	0.60	0.33	(8)	0.33	(0.00	)*	196,702	—
Class B
03-31-15	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		1.68	0.19	(4)	0.19	(0.00	)*	604	—
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		1.67	0.20	(5)	0.20	0.00		1,224	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(6)	0.35	0.00	*	1,908	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		1.65	0.28	(7)	0.28	0.00	*	3,014	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	1.60	0.33	(8)	0.33	(0.00	)*	4,377	—
Class C
03-31-15	1.00	0.00	*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		1.68	0.19	(4)	0.19	0.00	*	2,526	—
03-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02		1.67	0.20	(5)	0.20	(0.00	)*	2,907	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(6)	0.35	0.00	*	2,105	—
07-29-11(9) -
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		1.65	0.28	(7)	0.28	0.00	*	2,040	—
Class I
03-31-15	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		0.68	0.19	(4)	0.19	(0.00	)*	59,514	—
03-31-14	1.00	(0.00	)*•	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(5)	0.20	0.00		67,367	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(6)	0.35	0.00	*	81,466	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(7)	0.28	(0.01)		84,557	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	0.60	0.33	(8)	0.33	(0.00	)*	100,505	—
Class L(10)
03-31-15	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		0.68	0.19	(4)	0.19	(0.00	)*	2,464	—
03-31-14	1.00	(0.00	)*•	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(5)	0.20	(0.00	)*	3,346	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(6)	0.35	0.00	*	4,399	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(7)	0.28	0.00	*	5,526	—
03-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.00	†	0.60	0.33	(8)	0.33	(0.00	)*	6,828	—

See Accompanying Notes to Financial Statements

11

Financial Highlights (continued)

		Income (loss)
		from
		investment																	Ratios to average					Supplemental
		operations						Less Distributions											net assets					Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income	From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)		($)		($)	($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class O
03-31-15	1.00	(0.00	)*	0.00	*	0.00	*	—	0.00	*	—	0.00	*	—	1.00	0.01		0.93	0.19	(4)	0.19	(0.00	)*	8,302	—
03-31-14	1.00	—		0.00	*	0.00		—	0.00	*	—	0.00	*	—	1.00	0.02		0.92	0.20	(5)	0.20	0.00		9,330	—
03-31-13	1.00	—		0.00	*	0.00	*	—	0.00	*	—	0.00	*	—	1.00	0.03		0.89	0.35	(6)	0.35	0.00	*	10,679	—
03-31-12	1.00	—		0.00	*	0.00	*	—	0.00	*	—	0.00	*	—	1.00	0.02		0.90	0.28	(7)	0.28	0.00	*	11,048	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—	—		—	—		—	1.00	0.00	†	0.85	0.33	(8)	0.33	(0.00	)*	11,470	—
Class W
03-31-15	1.00	(0.00	)*	0.00	*	0.00	*	—	0.00	*	—	0.00	*	—	1.00	0.01		0.68	0.19	(4)	0.19	(0.00	)*	40	—
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—	0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(5)	0.20	0.00		78	—
03-31-13	1.00	—		0.00	*	0.00	*	—	0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(6)	0.35	0.00	*	99	—
07-29-11(9) -
03-31-12	1.00	—		0.00	*	0.00	*	—	0.00	*	—	0.00	*	—	1.00	0.01		0.65	0.28	(7)	0.28	0.00	*	29	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios reflect waivers of 0.49%, 1.49%, 1.49%, 0.49%, 0.49%, 0.74% and 0.49% of management fees, distribution and shareholder servicing fees for classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(5)	Expense ratios reflect waivers of 0.47%, 1.47%, 1.47%, 0.47%, 0.47%, 0.72% and 0.47% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(6)	Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(7)	Expense ratios reflect waivers of 0.37%, 1.37%, 1.37%, 0.37%, 0.37%, 0.62% and 0.37% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(8)	Expense ratios reflect waivers of 0.27%, 1.27%, 0.27%, 0.27%, and 0.52% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.

(9)	Commencement of operations.

(10)	For the years ended 2011 and 2012, Class C shareholders were converted to Class L shares of the Fund effective July 29, 2011.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Voya Investments, LLC made a voluntary payment of $285,840 during the year ended March 31, 2011 to reimburse the Fund for prior years’ investment transaction losses. There was no impact on total return from this reimbursement by affiliate.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are seven separate active series which comprise the Company. This report is for Voya Money Market Fund (“Money Market” or the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class L, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares and Class L shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

On July 23, 2014, the SEC adopted amendments to money market fund regulations. The Fund is required to comply with money market reform in phases within 18 months to two years from the adoption of the reform. As a result, the

Fund may be required to take certain steps that will impact its current structure and operations, which may affect the performance and yield of the Fund. In certain circumstances, the amendments will also allow money market funds to impose liquidity fees and limit redemptions. At this time, management is evaluating the potential implications of these amendments to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Directors (“Board”) has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its net asset value (“NAV”), securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended March 31, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. There were no open repurchase agreements subject to the MRA at March 31, 2015.

G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of  $3 billion.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

The Fund has entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The Administrator provides certain administrative and shareholder services necessary for the Fund’s operations and is responsible for the supervision of other service providers. Effective January 1, 2015, the Administrator is entitled to receive from the Fund a fee at an annual rate of

0.10% of its average daily net assets. The Administrator is contractually obligated to waive 0.02% of the administrative fee for the Fund for at least two years from the effective date of January 1, 2015. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. Prior to January 1, 2015, the Administrator received a fee at an annual rate of 0.08% of its average daily net assets.

Please see Note 11 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class B and Class C shares of the Fund have a Third Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have a Third Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class B and Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. This waiver is not eligible for recoupment. For the year ended March 31, 2015, the Distributor waived $21,859 of such fees. Termination or modification of this obligation requires approval by the Board.

Voya Investments and the Distributor have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. There is no guarantee the Fund will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments within three years subject to certain restrictions. Distribution and shareholder services fees waived are not subject to recoupment. For the year ended March 31, 2015, Voya Investments and the Distributor waived $1,158,426 of management fees and $37,876 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

maintain a net yield of not less than zero. The class specific waiver was comprised of the following amounts per class:

	Distribution Fee	Shareholder Servicing Fee
Class B	$7,113	$2,371
Class C	$21,294	$7,098

Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any.

As of March 31, 2015, amounts of waived or reimbursed fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:

March 31,
2016	2017	2018	Total
809,698	1,169,823	1,158,426	$3,137,947

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2015, the Distributor retained the following amounts in sales charges:

Class C
Contingent Deferred Sales Charges:	$988

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	20.46%
Voya Investments Distributor LLC	16.89
Voya Retirement Insurance and Annuity Company	30.59

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 6 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2015 the Fund utilized the line of credit as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
5	$1,737,800	1.09%

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
3/31/2015	533,333,401	21,139	(508,307,370)	25,047,170	533,333,401	21,139	(508,307,370)	25,047,170
3/31/2014	526,674,864	38,719	(541,796,264)	(15,082,681)	526,674,864	38,719	(541,796,264)	(15,082,681)
Class B
3/31/2015	3,083	94	(622,518)	(619,341)	3,083	94	(622,518)	(619,341)
3/31/2014	158,233	298	(842,771)	(684,240)	158,233	298	(842,771)	(684,240)
Class C
3/31/2015	2,848,327	334	(3,229,640)	(380,979)	2,848,327	334	(3,229,640)	(380,979)
3/31/2014	3,964,739	761	(3,162,962)	802,538	3,964,739	761	(3,162,962)	802,538
Class I
3/31/2015	14,058,932	8,102	(21,920,469)	(7,853,435)	14,058,932	8,102	(21,920,469)	(7,853,435)
3/31/2014	14,893,501	16,157	(29,003,411)	(14,093,753)	14,893,501	16,157	(29,003,411)	(14,093,753)
Class L
3/31/2015	454	348	(882,549)	(881,747)	454	348	(882,549)	(881,747)
3/31/2014	1	832	(1,053,518)	(1,052,685)	1	832	(1,053,518)	(1,052,685)
Class O
3/31/2015	586,077	191	(1,615,266)	(1,028,998)	586,077	191	(1,615,266)	(1,028,998)
3/31/2014	1,231,011	407	(2,578,859)	(1,347,441)	1,231,011	407	(2,578,859)	(1,347,441)
Class W
3/31/2015	1,067,460	6	(1,105,663)	(38,197)	1,067,460	6	(1,105,663)	(38,197)
3/31/2014	937,572	16	(958,875)	(21,287)	937,572	16	(958,875)	(21,287)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS (continued)

than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Regulatory. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market fund regulation, which when implemented may, among other things, require the Fund to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Fund to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Fund. Compliance with the amended money market fund regulation is generally required within approximately two years. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of the Fund.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2015:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(869)	$869

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2015		Year Ended March 31, 2014
Ordinary Income	Long-term Capital Gains	Ordinary Income
$30,897	$317	$59,453

The tax-basis components of distributable earnings as of March 31, 2015 were:

Undistributed Ordinary Income
$12,209

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of March 31, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 10 — RESTRUCTURING PLAN (continued)

2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 11 — SUBSEQUENT EVENTS

Combination of former Management Agreement and Administrative Agreement:   At a meeting held on March 12, 2015, the Board approved amending and restating the Fund’s Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

Line of Credit: Effective May 22, 2015, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
Asset-Backed Commercial Paper: 8.8%
2,750,000	#	Barton Capital LLC, 0.181%, due 04/06/15	$2,750,000	1.1
3,000,000		Concord Minutemen Capital Co., 0.305%, due 04/01/15	3,000,000	1.2
3,000,000		Crown Point Capital Co., 0.305%, due 04/01/15	3,000,000	1.2
1,600,000		Jupiter Securitization Company LLC, 0.213%, due 05/04/15	1,599,692	0.7
1,400,000		Jupiter Securitization Company LLC, 0.213%, due 06/01/15	1,399,502	0.6
1,250,000	#	Thunder Bay Funding LLC, 0.202%, due 04/10/15	1,250,000	0.5
8,750,000	#	Thunder Bay Funding LLC, 0.275%, due 04/09/15	8,750,000	3.5
		Total Asset-Backed Commercial Paper (Cost $21,749,194)	21,749,194	8.8
Certificates of Deposit:17.7%
3,400,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.160%, due 04/01/15	3,400,000	1.4
2,150,000	#	Barton Capital LLC, 0.214%, due 04/15/15	2,150,000	0.9
750,000		Credit Suisse New York, 0.557%, due 05/15/15	750,156	0.3
1,250,000		Mizuho Bank Ltd./NY, 0.240%, due 05/04/15	1,250,057	0.5
5,450,000		Mizuho Bank Ltd./NY, 0.250%, due 04/07/15	5,450,105	2.2
2,900,000		Mizuho Bank Ltd./NY, 0.250%, due 05/20/15	2,900,256	1.2
5,500,000		Nordea Bank Finland NY, 0.214%, due 04/17/15	5,500,000	2.2
1,575,000		Nordea Bank Finland NY, 0.220%, due 04/16/15	1,575,066	0.6
4,500,000		Skandinav Enskilda Bank NY, 0.250%, due 04/01/15	4,500,000	1.8
3,750,000		Standard Chartered Bank NY, 0.260%, due 04/01/15	3,750,000	1.5
1,000,000		Sumitomo Mitsui Bank NY, 0.180%, due 06/02/15	1,000,000	0.4
1,000,000		Sumitomo Mitsui Trust NY, 0.240%, due 04/01/15	1,000,000	0.4
5,850,000		Sumitomo Mitsui Trust NY, 0.240%, due 04/03/15	5,850,019	2.4
4,850,000		Toronto Dominion Bank NY, 0.115%, due 04/06/15	4,850,000	1.9

Principal Amount†			Value	Percentage of Net Assets
Certificates of Deposit: (continued)
		Total Certificates of Deposit
		(Cost $43,925,659)	$43,925,659	17.7
Financial Company Commercial Paper:26.1%
250,000		ANZ National Int’l Ltd., 0.213%, due 04/01/15	250,000	0.1
5,000,000	#	Australia & New Zealand Banking Group Ltd., 0.338%, due 04/20/15	5,000,000	2.0
1,625,000		Australia and New Zealand Banking Group, 0.112%, due 04/20/15	1,624,906	0.7
2,250,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.143%, due 04/01/15	2,250,000	0.9
1,800,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.193%, due 05/01/15	1,799,715	0.7
4,900,000		Barton Capital LLC, 0.183%, due 05/01/15	4,899,265	2.0
2,500,000		Commonwealth Bank of Australia, 0.193%, due 04/07/15	2,499,921	1.0
2,600,000		Concord Minutemen Capital Co., 0.241%, due 04/07/15	2,599,892	1.1
4,500,000		Concord Minutemen Capital Co., 0.325%, due 07/01/15	4,496,360	1.8
4,250,000		Credit Suisse New York, 0.173%, due 04/13/15	4,249,759	1.7
500,000		Crown Point Capital Co., 0.254%, due 04/07/15	499,979	0.2
7,000,000		Crown Point Capital Co., 0.325%, due 07/01/15	6,994,338	2.8
3,000,000		Jupiter Securitization Company LLC, 0.183%, due 07/06/15	2,998,560	1.2
2,950,000		Jupiter Securitization Company LLC, 0.284%, due 09/24/15	2,945,962	1.2
2,000,000		Mitsubishi UFJ Trust and Banking NY, 0.254%, due 06/01/15	1,999,153	0.8
750,000		Nordea Bank AB, 0.203%, due 07/06/15	749,600	0.3
500,000		Old Line Funding LLC, 0.183%, due 05/26/15	499,862	0.2
2,200,000	#	Old Line Funding LLC, 0.258%, due 04/30/15	2,200,000	0.9

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
Financial Company Commercial Paper: (continued)
7,000,000		Old Line Funding LLC, 0.264%, due 07/07/15	$6,995,096	2.8
9,000,000		Societe Generale, 0.203%, due 05/01/15	8,998,494	3.7
		Total Financial Company Commercial Paper (Cost $64,550,862)	64,550,862	26.1
Government Agency Debt: 12.3%
900,000	Z	Fannie Mae Discount Notes, 0.070%, due 04/27/15	899,955	0.4
684,000	Z	Fannie Mae Discount Notes, 0.070%, due 05/01/15	683,960	0.3
900,000	Z	Fannie Mae Discount Notes, 0.070%, due 05/21/15	899,913	0.4
600,000	Z	Federal Home Loan Bank Discount Notes, 0.070%, due 04/22/15	599,975	0.2
279,000	Z	Federal Home Loan Bank Discount Notes, 0.070%, due 05/13/15	278,977	0.1
4,213,000	Z	Federal Home Loan Bank Discount Notes, 0.070%, due 05/27/15	4,212,541	1.7
740,000		Federal Home Loan Bank Discount Notes, 0.080%, due 04/13/15	739,979	0.3
300,000	Z	Federal Home Loan Bank Discount Notes, 0.080%, due 05/12/15	299,971	0.1
2,250,000		Federal Home Loan Bank Discount Notes, 0.061%, due 05/05/15	2,249,872	0.9
1,400,000		Federal Home Loan Bank Discount Notes, 0.071%, due 04/29/15	1,399,924	0.6
100,000		Federal Home Loan Bank Discount Notes, 0.071%, due 05/01/15	99,993	0.0
2,200,000		Federal Home Loan Bank Discount Notes, 0.071%, due 05/21/15	2,199,776	0.9
9,200,000		Federal Home Loan Bank Discount Notes, 0.098%, due 05/20/15	9,198,933	3.7
3,250,000		Freddie Mac Discount Notes, 0.051%, due 05/12/15	3,249,815	1.3
1,000,000		Freddie Mac Discount Notes, 0.061%, due 04/15/15	999,977	0.4
1,500,000		Freddie Mac Discount Notes, 0.061%, due 05/13/15	1,499,895	0.6

Principal Amount†			Value	Percentage of Net Assets
Government Agency Debt: (continued)
1,000,000		Freddie Mac Discount Notes, 0.117%, due 08/14/15	$999,569	0.4
		Total Government Agency Debt (Cost $30,513,025)	30,513,025	12.3
Government Agency Repurchase Agreement: 7.7%
18,950,000		Morgan Stanley Repurchase Agreement dated 3/31/15, 0.10%, due 4/01/15, $18,950,053 to be received upon repurchase (Collateralized by $21,093,665, Various US Govt Agency Oblig, 0.0-7.25%, Market Value plus accrued interest $19,329,001 due, 4/21/15 - 3/20/34)	18,950,000	7.7
		Total Government Agency Repurchase Agreement (Cost $18,950,000)	18,950,000	7.7
Investment Companies: 8.8%
10,000,000		BlackRock Liquidity Funds, TempCash, Institutional, 0.083%, due 04/01/15	10,000,000	4.0
11,855,000		BlackRock Liquidity Funds, TempFund, Institutional, 0.073%, due 04/01/15	11,855,000	4.8
		Total Investment Companies (Cost $21,855,000)	21,855,000	8.8
Other Note: 13.5%
2,000,000		ANZ New Zealand Int’l/ London, 1.129%, due 05/28/15	2,002,609	0.8
3,000,000	#	Fosse Master Issuer PLC, 0.274%, due 04/16/15	3,000,000	1.2
3,750,000		JPMorgan Chase Bank NA, 0.356%, due 04/22/15	3,750,000	1.5
6,025,000	#	Royal Bank of Canada, 3.125%, due 04/14/15	6,031,294	2.4
4,750,000		Svenska Handelsbanken AB, 0.386%, due 04/07/15	4,750,000	1.9
750,000	#	Svenska Handelsbanken AB, 0.456%, due 04/04/15	750,000	0.3
3,600,000	#	Toronto-Dominion Bank, 2.200%, due 07/29/15	3,622,512	1.5
6,100,000		Wells Fargo Bank NA, 0.380%, due 06/24/15	6,100,000	2.5

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
Other Note: (continued)
3,500,000	Westpac Banking Corp, 0.533%, due 04/28/15	$3,500,000	1.4
	Total Other Note (Cost $33,506,415)	33,506,415	13.5
Treasury Debt: 9.8%
1,000,000	United States Treasury Bill, 0.026%, due 06/25/15	999,940	0.4
6,500,000	United States Treasury Bill, 0.051%, due 04/30/15	6,499,747	2.6
3,250,000	United States Treasury Bill, 0.071%, due 07/23/15	3,249,286	1.3
13,000,000	United States Treasury Bill, 0.073%, due 08/27/15	12,996,179	5.3
500,000	United States Treasury Bill, 2.125%, due 12/31/15	507,015	0.2

Principal Amount†	Value	Percentage of Net Assets
Treasury Debt: (continued)
Total Treasury Debt (Cost $24,252,167)	$24,252,167	9.8
Total Investments in Securities (Cost $259,302,322)	$259,302,322	104.7
Liabilities in Excess of Other Assets	(11,700,622)	(4.7)
Net Assets	$247,601,700	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Other Note	$—	$33,506,415	$—	$33,506,415
Government Agency Debt	—	30,513,025	—	30,513,025
Government Agency Repurchase Agreement	—	18,950,000	—	18,950,000
Treasury Debt	—	24,252,167	—	24,252,167
Certificates of Deposit	—	43,925,659	—	43,925,659
Financial Company Commercial Paper	—	64,550,862	—	64,550,862
Investment Companies	21,855,000	—	—	21,855,000
Asset-Backed Commercial Paper	—	21,749,194	—	21,749,194
Total Investments, at fair value	$21,855,000	$237,447,322	$—	$259,302,322

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2015 (continued)

The following table is a summary of the Fund’s government agency repurchase agreements by counterparty which are subject to offset under a MRA as of March 31, 2015:

Counterparty	Government Agency Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Morgan Stanley	$18,950,000	$(18,950,000)	$—
Totals	$18,950,000	$(18,950,000)	$—

(1)	Collateral with a fair value of $21,093,665 has been pledged in connection with the above government agency repurchase agreements. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

23

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2015 were as follows:

Fund Name	Type	Per Share Amount
Voya Money Market Fund
All Classes	NII	$0.0000	*
All Classes	STCG	$0.0001
All Classes	LTCG	$0.0000	*

NII − Net investment income

STCG − Short-term capital gain

LTCG − Long-term capital gain

*	Amount rounds to $0.0000.

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Director	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	June 1998 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	December 2007 - Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

25

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 - Present	Consultant (May 2001 - Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December
					2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2015.

(3)	Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

26

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100S cottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

28

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Voya Money Market Fund (the “Fund”), a series of Voya Series Fund, Inc. (the “Company”), enters into a new investment advisory contract with Voya Investments, LLC (the “Adviser”), and the Adviser enters into a new sub-advisory contract between the Adviser and Voya Investment Management Co. LLC (the “Sub-Adviser”), the Board of Directors (the “Board”) of the Company, including a majority of the Board members who have no direct or indirect interest in the Fund’s investment advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Directors”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Fund in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (the “Separation Plan”). Voya Financial, Inc. previously was a wholly-owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.”

ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of

Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Fund to benefit from the continuation of services by the Adviser, the Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Fund’s existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Fund to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Fund in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, after the Change of Control Event.

29

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Fund.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Fund’s Semi-Annual Report, dated September 30, 2014, under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014, the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Fund. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18, 2014 Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of

30

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18, 2014 Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on March 12, 2015, the Board approved amending and restating the Fund’s Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Fund’s advisory agreement because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the agreement. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these agreements and Management’s rationale for proposing the amendments that combine the terms of the Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Fund; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Fund and that the personnel who have provided administrative and advisory services to the Fund previously would continue to do so after the Amended and Restated Investment Management Agreement become effective; and (4) representations from Management that the combination of the agreements better aligns the Fund’s contracts with the manner in which Voya provides such services to the Fund. In approving the amendments to the Fund’s Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

31

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

AR-FIMM         (0315-052115)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $20,500 for year ended March 31, 2015 and $20,500 for year ended March 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for year ended March 31, 2015 and $2,400 for year ended March 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,065 in the year ended March 31, 2015 and $6,935 in the year ended March 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%. Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended March 31, 2015 and March 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Series Fund, Inc.	$9,590	$9,335
Voya Investments, LLC (1)	$224,075	$103,625

(1)	Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Directors. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Director, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Director for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 5, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 5, 2015